Exhibit 99.1

P.O. Box 25099 ~ Richmond, VA 23260 ~ Phone: (804) 359-9311 ~ Fax: (804) 254-3584

P R E S S   R E L E A S E

Universal Corporation to Acquire Shank’s Extracts, Inc., a Well-Established Provider of Flavoring and Extracts

Bolsters Plant-Based Ingredients Offering and Aligns with Stated Capital Allocation Priorities

Richmond, VA / September 7, 2021/ PRNEWSWIRE

Universal Corporation (NYSE: UVV) today announced that it has entered into a definitive agreement to acquire Shank’s Extracts, Inc. (“Shank’s”), a privately-held, specialty ingredient, flavoring and food company with bottling and packaging capabilities. Following the close of the transaction, Shank’s will operate as part of Universal’s plant-based ingredients platform, which includes Silva International, Inc. (“Silva”) and FruitSmart, Inc. (“FruitSmart”).

Founded in 1899, Shank’s has established a strong presence within the flavoring, extracts and bottling marketplace, with significant vanilla expertise. In addition to pure vanilla extract products, Shank’s offers a robust portfolio of over 2,400 other extracts, distillates, natural flavors and colors for industrial and private label customers worldwide. Headquartered in Lancaster, Pennsylvania, Shank’s employs more than 200 people and has a 191,000 square foot manufacturing campus.

“This agreement with Shank’s marks another important step forward in Universal’s efforts to identify and execute on opportunities that broaden and enhance our plant-based ingredients platform,” said George C. Freeman, III, Chairman, President and Chief Executive Officer of Universal Corporation. “The Shank’s acquisition fits squarely in our new platform and our capital allocation strategy, bolstering our offerings for customers and expanding our value-added services by adding flavors, custom packaging and bottling, and product development capabilities.”

“As the domestic natural food flavors market continues to accelerate, we are pleased to be able to expand our customer proposition with Shank’s portfolio of high-quality botanical extracts,” continued Mr. Freeman. “Shank’s shares our commitment to food safety, as reflected in its continued investment in equipment, facilities, and its highly trained and certified employees. We look forward to welcoming Shank’s impressive team to Universal as we leverage our companies’ combined 200 years-plus of history to bring the business into a new phase of growth.”

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“Shank’s has been providing high-quality products and services for more than 120 years, earning a reputation for consistency, traceability and dependability. This has allowed us to build a strong portfolio of long-tenured, blue-chip customers. As part of Universal Corporation, Shank’s will benefit from the resources and scale of a global organization as we look to expand our offerings and enter new, lucrative end markets,” said Jeffrey Lehman, President-owner of Shank’s.

Shank’s integrated manufacturing operations allow it to produce, package and deliver its final product consistently and dependably, in customers’ preferred packaging. Boasting decades-long working relationships with its sourcing partners, Shank’s has a secure supply chain with global traceability that protects its strong position in the fast-growing specialty flavorings market.

Universal Corporation expects the transaction to close in calendar-year fourth quarter, subject to customary closing conditions, and anticipates the acquisition will be accretive to earnings in fiscal year 2023. Following the close of the transaction, the existing management team will continue to run the business and report to J. Patrick O’Keefe, Senior Vice President of Universal Global Ventures, Inc.

Universal Corporation expects to fund the transaction with cash on hand and borrowings under its committed revolving credit facility. The Company remains committed to increasing its quarterly dividend on an annual basis, as it has done for 51 consecutive years.

Advisors

Troutman Pepper Hamilton Sanders LLP acted as legal counsel to Universal Corporation. SC&H Capital acted as financial advisor to Shank’s, and Cozen O’Connor P.C. acted as legal counsel.

About Universal Corporation

Universal Corporation (NYSE: UVV), headquartered in Richmond, Virginia, is a global business-to-business agri-products supplier to consumer product manufacturers, operating in over 30 countries on five continents, that sources and processes leaf tobacco and plant-based ingredients. Tobacco has been the Company’s principal focus since its founding in 1918, and Universal is the leading global leaf tobacco supplier. Through the Company’s plant-based ingredients platform, it provides a variety of value-added manufacturing processes to produce high-quality, specialty vegetable- and fruit-based ingredients for the food and beverage end markets. Universal has been finding innovative solutions to serve its customers and meet their agri-product needs for more than 100 years. The Company’s revenues for the fiscal year ended March 31, 2021, were $2.0 billion. Visit www.universalcorp.com for more information on Universal Corporation and the latest Company news.

Forward Looking Statements

This release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “assume,” “estimate,” “expect,” “target” “project,” “predict,” “intend,” “plan,” “believe,” “potential,” “may,” “should,” “would” and similar expressions may identify forward looking information. Forward-looking information in these materials includes, but is not limited to: the acquisition of Shank’s; the expected closing of the Shank’s acquisition; and contributions to future earnings. The Company cautions readers that any statements contained herein regarding financial condition, results of operation, and future business plans, operations, opportunities, and prospects for its performance are forward-looking statements based upon management’s current knowledge and assumptions

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about future events, and involve risks and uncertainties that could cause actual results, performance, or achievements to be materially different from any anticipated results, prospects, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, impacts of the ongoing COVID-19 pandemic; success in pursuing strategic investments or acquisitions and integration of new businesses and the impact of these new businesses on future results; product purchased not meeting quality and quantity requirements; reliance on a few large customers; its ability to maintain effective information technology systems and safeguard confidential information; anticipated levels of demand for and supply of its products and services; costs incurred in providing these products and services; timing of shipments to customers; changes in market structure; government regulation and other stakeholder expectations; product taxation; industry consolidation and evolution; changes in exchange rates and interest rates; impacts of regulation and litigation on its customers; industry-specific risks related to its plant-based ingredient businesses; exposure to certain regulatory and financial risks related to climate change; changes in estimates and assumptions underlying its critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations; and general economic, political, market, and weather conditions. Actual results, therefore, could vary from those expected. A further list and description of these risks, uncertainties, and other factors can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021, and in other documents the Company files with the Securities and Exchange Commission. This information should be read in conjunction with the Annual Report on Form 10-K for the years ended March 31, 2021. The Company cautions investors not to place undue reliance on any forward-looking statements as these statements speak only as of the date when made, and it undertakes no obligation to update any forward-looking statements made.

Investor Contact Information:

Candace C. Formacek

Phone: (804) 359-9311

Fax: (804) 254-3584

Email: investor@universalleaf.com

Media Contact Information:

Joele Frank, Wilkinson Brimmer Katcher (Steve Frankel / Arielle Rothstein): 212-355-4449

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